Exhibit 99.1

RedBall Acquisition Corp. Announces the Separate Trading of its Class A Ordinary

Shares and Warrants, Commencing on October 5, 2020

October 1, 2020 — RedBall Acquisition Corp. (NYSE: RBAC.U) (“RedBall” or the “Company”) announced that holders of the units sold in the Company’s initial public offering of 57,500,000 units completed on August 17, 2020 (the “offering”) may elect to separately trade the Class A ordinary shares and warrants included in the units commencing on October 5, 2020. Any units not separated will continue to trade on The New York Stock Exchange under the symbol “RBAC.U”, and each of the Class A ordinary shares and warrants will separately trade on The New York Stock Exchange under the symbols “RBAC” and “RBAC WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

RedBall Acquisition Corp. is a new blank check company incorporated as a Cayman Islands exempted company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an acquisition opportunity in any industry or sector, it intends to focus on businesses in the sports, media and data analytics sectors, with a focus on professional sports franchises, which complement the management team’s expertise and will benefit from its strategic and hands-on operational leadership. The Company’s Sponsor, RedBall SponsorCo LP, is an affiliate of RedBird Capital Partners.

A registration statement relating to these securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on August 12, 2020. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus. Copies of the prospectus relating to this offering may be obtained, when available, for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies of the prospectus, when available, may be obtained from Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282; telephone: (866) 471-2526; email: Prospectus-ny@ny.email.gs.com.

Cautionary Note Concerning Forward-Looking Statements

This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the initial public offering and search for an initial business combination. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement for the initial public offering filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

Dan Gagnier

Gagnier Communications

646-569-5897